UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

            Date of Report (Date of earliest reported): July 1, 2006

                           EUROWEB INTERNATIONAL CORP.
               (Exact name of registrant as specified in charter)

         Delaware                    1-12000                     13-3696015
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

           468 North Camden Drive Suite 256(I) Beverly Hills, CA 90210
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (310) 860-5697

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement

As reported on Form 8-K on June 15, 2006 under Item 1.01 - Entry Into A Material Definitive Agreement, Euroweb International Corp. (the "Company"), as the sole shareholder of Euroweb RE Corp. ("ERC"), a wholly-owned subsidiary of the Company, appointed Yossi Attia, a director of the Company, as an executive officer of ERC. In connection with Mr. Attia's appointment, Mr. Attia, ERC and the Company agreed to enter into an employment agreement pursuant to which Mr. Attia will agree to not compete with the activities of ERC in any manner whatsoever.

Effective July 1, 2006, the Company entered into a five-year employment agreement with Yossi Attia as the President of ERC which commenced on July 1, 2006 and provides for annual compensation of $240,000 and an annual bonus of not less than $120,000 per year, as well as an annual car allowance for the same period. Mr. Attia will be entitled to a special bonus equal to 10% of the EBITDA of ERC (the "Special Bonus"), which such bonus is payable in shares of common stock of the Company; provided, however, the Special Bonus is only payable in the event that Mr. Attia remains continuously employed by ERC and Mr. Attia shall not have sold shares of common stock of the Company on or before the payment date of the Special Bonus unless such shares were received in connection with the exercise of an option that was scheduled to expire within one year of the date of exercise.

Mr. Attia's employment agreement mentioned above further provides that, if employment is terminated other than for wilful breach by the employee, for cause or in event of a change in control of the Company, then Mr. Attia has the right to terminate the agreement. In the event of any such termination, Mr. Attia will be entitled to receive the payment due on the balance of his employment agreement.

Item 9.01         Financial Statements and Exhibits

(d)      Exhibits

         Exhibit No.               Description

         10.1                      Employment Agreement by and between the
                                   Company and Yossi Attia

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               EUROWEB INTERNATIONAL CORPORATION


                                               By: /s/ MOSHE SCHNAPP
                                                   -----------------------------
                                               Name: Moshe Schnapp
                                               Title: President

Date:       July 5, 2006
            Beverley Hills, California